UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2004

Nuevo Energy Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0304436 (I.R.S. Employer Identification No.)

1021 Main, Suite 2100, Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 652-0706

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

•	99.1 Press release issued May 6, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is being furnished pursuant to Item 12 “Disclosure of Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On May 6, 2004, Nuevo Energy Company issued a press release announcing First Quarter 2004 earnings. A copy of the press release is furnished with this report as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NUEVO ENERGY COMPANY (Registrant)
Date: May 6, 2004	By:	/s/ James L. Payne
James L. Payne
Chairman, President and Chief Executive Officer

Date: May 6, 2004	By:	/s/ Michael S. Wilkes
Michael S. Wilkes
Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated May 6, 2004, announcing the First Quarter 2004 earnings.